      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 5, 2002

                                                          REGISTRATION NO.  333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                            THE E. W. SCRIPPS COMPANY
             (Exact name of registrant as specified in its charter)

             OHIO                                           31-1223339
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

  312 WALNUT STREET, CINCINNATI, OHIO                         45202
(Address of Principal Executive Offices)                    (Zip Code)

                                -----------------

                            THE E.W. SCRIPPS COMPANY
                            LONG-TERM INCENTIVE PLAN
                            (Full title of the plan)

                                -----------------

                               M. DENISE KUPRIONIS
       VICE PRESIDENT, CORPORATE SECRETARY, AND DIRECTOR OF LEGAL AFFAIRS
                            THE E. W. SCRIPPS COMPANY
                                312 WALNUT STREET
                             CINCINNATI, OHIO 45202
                     (Name and address of agent for service)

                                 (513) 977-3835
          (Telephone number, including area code, of agent for service)

                                -----------------

                                       CALCULATION OF REGISTRATION FEE
====================================================================================================================
                                                      Proposed               Proposed
Title of securities           Amount to be        maximum offering        maximum aggregate         Amount of
  to be registered            registered (1)      price-per share (2)     offering price (2)     registration fee
--------------------------------------------------------------------------------------------------------------------

Class A Common Shares           9,158,700             $ 74.94                $ 449,640,000            $41,367
$.01 par value
====================================================================================================================

(1) The registrant has previously registered 3,158,700 of the shares included above under certain registration statements on Form S-8 (No. 333-14847, No. 333-14849 and No. 333-27623). Accordingly, pursuant to
         Rule 429, such shares are not included in the calculation of the registration fee.

(2) Estimated in accordance with Rules 457(c) and 457(h)(1) solely for the purpose of determining the registration fee. The fee with respect to the additional shares registered herein is based on the average of the high and low sale prices on May 29, 2002, of the registrant's Class A Common Shares as reported on the New York Stock Exchange.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The Class A Common Shares registered by The E. W. Scripps Company (the "Company") pursuant to this Registration Statement will be issued under the Company's Long-Term Incentive Plan. The contents of the registration statement on Form S-8 (No. 333-27623) are incorporated by reference herein.


                                  EXHIBIT INDEX
                                  -------------

          Exhibit
          Number             Exhibit Description
          ------             -------------------
             5               Opinion of Baker & Hostetler LLP
           23(a)             Consent of Deloitte & Touche LLP
           23(b)             Consent of Baker & Hostetler LLP
                             (included in opinion filed as Exhibit 5 hereto)
           24(a)             Power of Attorney (Registrant)
           24(b)             Power of Attorney (Directors and Officers)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on June 5, 2002.

                               THE E.W. SCRIPPS COMPANY


                               By:               *
                                   ----------------------------------------
                                        Kenneth W. Lowe
                                        President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on June 5, 2002, by the following persons in the capacities indicated below.

Signature                        Title
---------                        -----


         *                       President and Chief Executive Officer
--------------------------       (Principal Executive Officer); Director
Kenneth W. Lowe

         *                       Senior Vice President, Finance & Administration
--------------------------       (Principal Financial and Accounting Officer)
Joseph NeCastro

         *                       Chairman of the Board
--------------------------
William R. Burleigh

                                 Director
--------------------------
Charles E. Scripps

         *                       Director
--------------------------
Edward W. Scripps

         *                       Director
--------------------------
Paul K. Scripps

         *                       Director
--------------------------
John H. Burlingame

         *                       Director
--------------------------
Nicholas B. Paumgarten

         *                       Director
--------------------------
Nackey E. Scagliotti

         *                       Director
--------------------------
Ronald W. Tysoe

         *                       Director
--------------------------
Julie A. Wrigley

         *                       Director
--------------------------
Lee Masters

* William Appleton, by signing his name hereto, does sign this Registration Statement on behalf of the persons indicated above pursuant to powers of attorney duly executed by such persons and filed as exhibits to this Registration Statement.

         By:    /s/ William Appleton
              ------------------------------------------------
                  William Appleton, Attorney-in-Fact

                                  EXHIBIT INDEX

          Exhibit
          Number             Exhibit Description
          ------             -------------------
             5               Opinion of Baker & Hostetler LLP
           23(a)             Consent of Deloitte & Touche LLP
           23(b)             Consent of Baker & Hostetler LLP
                             (included in opinion filed as Exhibit 5 hereto)
           24(a)             Power of Attorney (Registrant)
           24(b)             Power of Attorney (Directors and Officers)